Exhibit 10.18
AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT
          This AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (“Amendment”) is dated as of April 1, 2010, and is entered into by and among BroadSoft, Inc., a Delaware corporation, BroadSoft International, Inc., a Delaware corporation, BroadSoft M6, LLC, a Delaware limited liability company, BroadSoft Sylantro, Inc., a Delaware corporation, BroadSoft PacketSmart, Inc., a Delaware corporation (the “Borrowers”, and each a “Borrower”), and ORIX Venture Finance LLC, a Delaware limited liability company (“Lender”).
W I T N E S S E T H:
          WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of September 26, 2008 (as amended from time to time being referred to herein as the “Loan Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefore in the Loan Agreement); and
          WHEREAS, the parties hereto desire to modify the Loan Agreement as set forth herein.
          NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          1. Amendment. Subject to the satisfaction of the conditions set forth in Section 2 below, and in reliance on the representations set forth in Section 3 below, the Loan Agreement is amended as follows:
          (a) Clause (g) of the definition of Permitted Indebtedness as set forth in Section 7 of the Loan Agreement that now reads as follows:
“(g) Indebtedness relating to letters of credit in an aggregate amount at any one time outstanding not in excess of $500,000 (including any such Indebtedness presently outstanding under clause (b) above);”
is hereby amended to read as follows:
“(g) Indebtedness relating to letters of credit in an aggregate amount at any one time outstanding not in excess of $1,600,000 (including any such Indebtedness presently outstanding under clause (b) above);”
          2. Conditions to Effectiveness. The effectiveness hereof is subject to the following conditions precedent, each to be in form and substance satisfactory to Lender:
          (a) Lender shall have received a fully executed copy of this Amendment;

          (b) Lender shall have been reimbursed for all reasonable costs, fees and expenses incurred by Lender in connection with the preparation and execution of this Amendment; and
          (c) Lender shall have received an amendment fee in the amount of $5,000.
          3. Representations and Warranties. To induce Lender to enter into this Amendment, Borrowers, jointly and severally, represent and warrant to Lender that:
          (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of each Borrower and that this Amendment has been duly executed and delivered by each Borrower;
          (b) each of the representations and warranties set forth in the Loan Agreement and all other Loan Documents, in each case as amended by this Amendment, are true and correct in all material respects (but without duplication of any existing materiality qualifiers) as of the date hereof (except to the extent they relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date); and
          (c) no Default or Event of Default has occurred and is continuing.
          4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
          5. References. Any reference to the Loan Agreement contained in any document, instrument or Loan Agreement executed in connection with the Loan Agreement shall be deemed to be a reference to the Loan Agreement as modified by this Amendment.
          6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
          7. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Loan Agreement and the other Loan Documents and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Loan Agreement or any other Loan Document. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and each other Loan Document are ratified and confirmed and shall continue in full force and effect.
          8. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of laws other than those of the state of New York. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
[Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

Borrowers:		Lender:

BROADSOFT, INC.		ORIX VENTURE FINANCE LLC

By	/s/ Mary Ellen Seravalli	By	/s/ Kevin P. Sheehan

	Its Vice President and General Counsel		Name: Kevin P. Sheehan
Title: President and CEO

BROADSOFT INTERNATIONAL, INC.

By	/s/ Mary Ellen Seravalli

Its Vice President

BROADSOFT M6, LLC.

By	/s/ Mary Ellen Seravalli

Its Vice President

BROADSOFT SYLANTRO, INC.

By	/s/ Mary Ellen Seravalli

Its Vice President

BROADSOFT PACKETSMART, INC.

By	/s/ Mary Ellen Seravalli

Its Vice President